POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or director of The Equitable of Colorado, Inc. (the "Company"), a Colorado stock life insurance company, hereby constitutes and appoints Michael Martin, Alvin Fenichel, Allen Zabusky, Mark Hug, Naomi Weinstein and Mildred Oliver, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her own name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate
Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 25th day of January, 1999.
                                                  /s/ Allen Zabusky
                                                  ------------------------------
                                                              [sign]

                                                  Allen Zabusky
                                                  ------------------------------
                                                            [print]

107280v1

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or director of The Equitable of Colorado, Inc. (the "Company"), a Colorado stock life insurance company, hereby constitutes and appoints Michael Martin, Alvin Fenichel, Allen Zabusky, Mark Hug, Naomi Weinstein and Mildred Oliver, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her own name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate
Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 29th day of January, 1999.
                                                  /s/ Samuel B. Shlesinger
                                                  ------------------------------
                                                           [sign]

                                                  Samuel B. Shlesinger
                                                  ------------------------------
                                                           [print]

107280v1

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or director of The Equitable of Colorado, Inc. (the "Company"), a Colorado stock life insurance company, hereby constitutes and appoints Michael Martin, Alvin Fenichel, Allen Zabusky, Mark Hug, Naomi Weinstein and Mildred Oliver, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her own name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate
Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 29th day of January, 1999.
                                                  /s/ Michael S. Martin
                                                  ------------------------------
                                                           [sign]

                                                  Michael S. Martin
                                                  ------------------------------
                                                           [print]

107280v1

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or director of The Equitable of Colorado, Inc. (the "Company"), a Colorado stock life insurance company, hereby constitutes and appoints Michael Martin, Alvin Fenichel, Allen Zabusky, Mark Hug, Naomi Weinstein and Mildred Oliver, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her own name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate
Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 26th day of January, 1999.
                                                  /s/ Harvey E. Blitz
                                                  ------------------------------
                                                           [sign]

                                                  Harvey E. Blitz
                                                  ------------------------------
                                                           [print]

107280v1

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or director of The Equitable of Colorado, Inc. (the "Company"), a Colorado stock life insurance company, hereby constitutes and appoints Michael Martin, Alvin Fenichel, Allen Zabusky, Mark Hug, Naomi Weinstein and Mildred Oliver, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her own name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate
Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 25th day of January, 1999.
                                                  /s/ Michel Beaulieu
                                                  ------------------------------
                                                           [sign]

                                                  Michel Beaulieu
                                                  ------------------------------
                                                          [print]

107280v1